UNAUDITED PRO FORMA FINANCIAL DATA

     The unaudited pro forma financial data presented gives effect to the completed acquisitions of Diamond Cable Communications in March 1999, Cablecom Group in March 2000 and CWC ConsumerCo in May 2000. The pro forma financial data is based on NTL's historical financial statements and the historical financial statements of Diamond, Cablecom and CWC ConsumerCo. Certain amounts in these historical financial statements have been reclassified to conform to NTL's presentation. The pro forma financial data also gives effect to the issue of new NTL preferred stock in March 2000 to France Telecom and certain commercial banks for an aggregate subscription price of $1.85 billion used to fund, in part, NTL's acquisition of Cablecom, and to the issuance of common stock and preferred stock in May 2000 to France Telecom for an aggregate of pounds 2.8 billion used to fund, in part, NTL's acquisition of CWC ConsumerCo.

     The Diamond, Cablecom and CWC ConsumerCo acquisitions have been accounted for using the purchase method of accounting, in which the assets acquired and liabilities assumed have been recorded at their estimated fair values. NTL is unaware of events other than those disclosed in the unaudited pro forma notes that would require a material change to the preliminary purchase price allocation. However, a final determination of necessary purchase accounting adjustments for the Cablecom and CWC ConsumerCo acquisitions will be made upon the completion of studies to be undertaken to determine the fair value of certain assets and liabilities, including intangible assets. The actual financial position and results of operations will differ, perhaps significantly, from the unaudited pro forma amounts reflected because of a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results between the dates of the unaudited pro forma financial data and the actual acquisitions dates.

     The pro forma financial data does not give effect to the elimination of transactions between NTL, Cablecom and CWC ConsumerCo, which are not material.

     The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 give effect to the acquisitions of Diamond, Cablecom and CWC ConsumerCo and issuance of common stock and preferred stock as if they had been consummated on January 1, 1999. The unaudited pro forma balance sheet at March 31, 2000 gives effect to the acquisition of CWC ConsumerCo and the May 2000 issuance of common stock and preferred stock as if they occurred on March 31, 2000.

     The pro forma adjustments are based upon available information and assumptions that NTL believes were reasonable at the time made. The unaudited pro forma financial data does not purport to present NTL's financial position or results of operations had the acquisitions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for cost savings that NTL expects to realize. NTL may incur integration related expenses not reflected in the pro forma financial information as a result of the elimination of duplicates facilities, operational realignment and related workforce reductions. Such costs would generally be recognized as a liability assumed as of the respective acquisition dates resulting in additional goodwill if they relate to facilities or workforce previously aligned with Cablecom or CWC ConsumerCo, and would be expensed if they relate to facilities or workforce previously aligned with NTL. The assessment of integration related expenses is ongoing. The pro forma adjustments reflecting the acquisitions are based upon the assumptions set forth in the notes to the pro forma financial data. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

                                NTL Incorporated
              Pro Forma Condensed Combined Statement of Operations
                                   (Unaudited)
                    For the Three Months Ended March 31, 2000
                      (In millions, except per share data)


                                                                                            CWC
                                                          NTL            Cablecom        ConsumerCo                         Pro
                                                      (Historical)     (Historical)     (Historical)     Adjustments        Forma
                                                      ------------     ------------     ------------     -----------     -----------

REVENUES                                              $     490.9      $     107.1      $     289.7                      $   887.7

COSTS AND EXPENSES
Operating expenses                                          240.9             51.1            113.3                          405.3
Selling, general and administrative expens                  181.3             23.8            106.1                          311.2
Corporate expenses                                           10.2               -                -                            10.2
Depreciation and amortization                               249.6             24.3            118.9       $257.0  D          649.8
                                                      ------------      -----------      -----------     -----------      ----------
                                                            682.0             99.2            338.3        257.0           1,376.5
                                                      ------------      -----------      -----------     -----------      ----------
Operating income (loss)                                    (191.1)             7.9            (48.6)      (257.0)           (488.8)

OTHER INCOME (EXPENSE)
Interest and other income, net                               (5.9)           (0.2)              1.3          0.5  F           (4.3)
Interest expense                                           (205.9)           (3.0)            (82.3)       (32.4) E         (323.6)
                                                      ------------      ----------        ----------      ----------       ---------
Income (loss) before income taxes                          (402.9)            4.7            (129.6)      (288.9)           (816.7)
Income tax benefit (provision)                                5.2            (2.4)            (17.3)          -              (14.5)
                                                      ------------      ----------        ----------      ----------       ---------
Net income (loss)                                          (397.7)            2.3            (146.9)      (288.9)           (831.2)
Preferred stock dividend                                    (18.9)             -                 -         (49.9) G          (68.8)
                                                      ------------       ---------       -----------     ----------      -----------
Net income (loss) available to common sharehlders     $    (416.6)     $      2.3       $    (146.9)     $(338.8)        $  (900.0)
                                                      ============     ===========      ============     ==========      ===========
Net (loss) per common share - basic and fully diluted $     (3.02)                                                       $   (4.04)
                                                      ============                                                       ===========
Weighted average shares outstanding                         137.9                                           84.9             222.8
                                                      ===========                                        ==========      ===========

                                NTL Incorporated
              Pro Forma Condensed Combined Statement of Operations
                                   (Unaudited)
                      For the Year Ended December 31, 1999
                      (In millions, except per share data)

                                                                                                  CWC
                                                         NTL          Diamond     Cablecom     ConsumerCo                  Pro
                                                      (Historical) (Historical) (Historical)  (Historical) Adjustments     Forma
                                                      -----------  ------------ ------------  ------------ -----------    ---------


REVENUES                                              $1,584.1     $ 28.8       $380.1        $1,122.5                    $ 3,115.5

COSTS AND EXPENSES
Operating expenses                                       799.8       10.0        134.0           424.1                      1,367.9
Selling, general and administrative expenses             573.4       12.4        104.0           459.4                      1,149.2
Franchise fees                                            16.5         -           -                -                          16.5
Corporate expenses                                        29.4         -           -                -                          29.4
Nonrecurring charges                                      16.2       13.9          -                -      $   (13.9)          16.2
Depreciation and amortization                            791.3       15.0        102.9           389.5       1,061.4 D      2,360.1
                                                     ----------    -------      --------      ---------     ----------    ----------
                                                       2,226.6       51.3        340.9         1,273.0       1,047.5        4,939.3
                                                     ----------    -------      --------      ---------     ----------    ----------
Operating income (loss)                                 (642.5)     (22.5)        39.2          (150.5)     (1,047.5)      (1,823.8)

OTHER INCOME (EXPENSE)
Interest and other income, net                           555.2      (38.4)         2.7             9.7           2.2 F        531.4
Interest expense                                        (680.7)     (25.6)       (21.7)         (294.5)       (121.5)E     (1,144.0)
                                                     ----------    -------      -------       ----------    -----------    ---------
Income(loss)before income taxes and extraordinary item  (768.0)     (86.5)        20.2          (435.3)     (1,166.8)      (2,436.4)
Income tax benefit (provision)                            35.3         -         (11.7)             -             -            23.6
                                                     ----------    -------      -------       ----------    -----------    ---------
Income (loss) before extraordinary item                 (732.7)     (86.5)         8.5          (435.3)     (1,166.8)      (2,412.8)
Loss from early extinguishment of debt                    (3.0)        -            -               -             -            (3.0)
                                                     ---------     -------      -------       ----------    -----------    ---------
Net income (loss)                                       (735.7)     (86.5)         8.5          (435.3)     (1,166.8)      (2,415.8)
Preferred stock dividend                                 (73.7)        -            -               -         (196.1)G       (269.8)
                                                      ---------    -------      -------       ----------   ------------    ---------
Net income (loss) available to common shareholders    $ (809.4)   $ (86.5)      $  8.5        $ (435.3)   $ (1,362.9)     $(2,685.6)
                                                      =========   ========      =======       ==========  =============    =========
Net (loss) per common share - basic and fully diluted $  (6.78)                                                           $  (13.15)
                                                      =========                                                            =========
Weighted average shares outstanding                      119.4                                                  84.9          204.3
                                                      =========                                            ============    =========

                                NTL Incorporated
                   Pro Forma Condensed Combined Balance Sheet
                                  (Unaudited)
                                 March 31, 2000
                                 (in millions)


                                                                                   CWC
                                                              NTL                ConsumerCo                                 Pro
                                                          (Historical)          (Historical)         Adjustments          Forma
                                                          -----------           ------------         -----------          ---------

ASSETS:
Current assets:
     Cash, cash equivalents and marketable securities      $ 2,390.6            $   138.8           $    68.2 A,B,C       $ 2,597.6
     Other current assets                                      595.5                265.0                  -                  860.5
                                                            --------            ---------            --------------        ---------
Total current assets                                         2,986.1                403.8                68.2               3,458.1

Fixed assets, net                                            6,680.1              5,061.1             1,338.2 A            13,079.4
Intangible assets, net                                       5,502.3              2,745.7             6,829.4 A            15,077.4
Other assets, net                                              422.7                  -                    -                  422.7
                                                           ----------            --------           ---------------       ----------
Total assets                                              $ 15,591.2            $ 8,210.6          $  8,235.8            $ 32,037.6
                                                           ==========            ========           ===============       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Other current liabilities                            $ 1,206.0             $ 1,271.9          $      -              $  2,477.9
     Current portion of long-term debt and capital leases       6.1                    -                  -                     6.1
                                                           --------              ---------          --------------        ----------
Total current liabilities                                   1,212.1               1,271.9                 -                 2,484.0

Long-term debt                                             10,513.1               4,909.0              139.2 A,C           15,561.3
Minority interests                                             14.6                   23.9                -                    38.5
Deferred income taxes                                         195.5                   26.8             401.5 A                623.8
Redeemable preferred stock                                  1,997.6                     -                 -                 1,997.6

Shareholders' equity:
     Common & pref. stock and additional paid-in capital    4,155.8                   -              9,674.1 A,B           13,829.9
     Acquired company stock, apic and R/E                       -                 1,979.0           (1,979.0) A                  -
     Other comprehensive (loss)                              (112.4)                  -                   -                  (112.4)
     Deficit                                               (2,385.1)                  -                   -                (2,385.1)
                                                          ----------            ----------         ---------------        ----------
                                                            1,658.3               1,979.0            7,695.1               11,332.4
                                                          ----------            ----------         ---------------        ----------
Total liabilities and shareholders' equity               $ 15,591.2             $ 8,210.6         $  8,235.8             $ 32,037.6
                                                          ==========            ==========         ===============        ==========

                                NTL Incorporated
                      Notes to the Pro Forma Financial Data
                      (In millions, except per share data)

A.  Purchase Price and Allocation of Purchase Price:

CWC ConsumerCo

Shares of NTL common stock issued                                          84.9
NTL common stock price                                                $   64.60
                                                                      ----------
Subtotal                                                                5,484.5
Cash consideration                                                      4,260.6
Debt repayment                                                          3,416.0
                                                                      ----------
Purchase price                                                         13,161.1
Less: net assets at March 31, 2000, after debt repayment                5,395.0
                                                                      ----------
Excess of purchase price over net assets acquired                    $  7,766.1
                                                                      ==========
Preliminary allocation to:
Fixed assets                                                         $  1,338.2
Deferred tax liability                                                   (401.5)
Intangible assets                                                       6,829.4
                                                                      ----------
                                                                     $  7,766.1
                                                                      ==========


Cablecom

Proceeds from issuance of redeemable preferred stock                 $  1,850.0
Bridge financing (CHF 2.7 billion at March 28, 2000)                    1,630.5
Cash on hand                                                               22.1
                                                                      ----------
Purchase price (CHF 5.8 billion at March 28, 2000)                      3,502.6

Less: net tangible assets at March 28, 2000                               781.1
                                                                      ----------
Excess of purchase price over net tangible assets                    $  2,721.5
                                                                      ==========

Preliminary allocation to:
Fixed assets                                                         $    348.3
Deferred tax liability                                                    (76.6)
Intangible assets                                                       2,449.8
                                                                      ----------
                                                                     $  2,721.5
                                                                      ==========

B. Common and preferred stock issued to France Telecom:

Common stock (42.3 million shares)                                   $  2,327.6
5% preferred stock (2.0 million shares)                                 1,862.0
                                                                      ----------
                                                                     $  4,189.6
                                                                      ==========


C. Proceeds from bank loan for CWC ConsumerCo acquisition:

2,376,000,000 pound bank note                                        $  3,555.2
Less: repayment of CWC ConsumerCo debt                                 (3,416.0)
                                                                      ----------
Excess cash proceeds                                                 $    139.2
                                                                      ==========

                                                                        CWC
D. Depreciation and amortization:              Diamond     Cablecom  ConsumerCo

For the year ended December 31, 1999
    Fixed assets (15 years)                    $    1.0    $   23.2    $ 89.2
    Intangibles (10 years)                         26.0       245.0     683.0
    Historical amortization                        (2.0)       (4.0)       -
                                                ---------   --------    ------
                                               $   25.0    $  264.2    $772.2
                                                =========   ========    ======

For the three months ended March 31, 2000
    Fixed assets (15 years)                                $    5.8    $ 22.3
    Intangibles (10 years)                                     61.2     170.7
    Historical amortization                                    (3.0)       -
                                                            --------    ------
                                                           $   64.0    $193.0
                                                            ========    ======

                                                                        CWC
E. Interest expense:                                       Cablecom  ConsumerCo

For the year ended December 31, 1999
   Reduction of interest expense for debt not assumed        $   21.7   $ 235.7
   Interest on bridge financing                                 (85.6)       -
   Interest on bank financing                                      -     (293.3)
                                                              --------   -------
                                                             $  (63.9)  $ (57.6)
                                                              ========   =======

For the three months ended March 31, 2000
   Reduction of interest expense for debt not assumed        $    3.0   $  58.9
   Interest on bridge financing                                 (21.0)       -
   Interest on bank financing                                      -      (73.3)
                                                              --------   -------
                                                             $  (18.0)  $ (14.4)
                                                              ========   =======

F. Interest income

For the year ended December 31, 1999
   Reduction of interest income on cash on hand used         $   (1.1) $   (3.5)
   Interest income on excess cash from bank financing              -        6.8
                                                              --------  --------
                                                             $   (1.1) $    3.3
                                                              ========  ========

For the three months ended March 31, 2000
   Reduction of interest income on cash on hand used         $   (0.3) $   (0.9)
   Interest income on excess cash from bank financing              -        1.7
                                                              --------  --------
                                                             $   (0.3) $    0.8
                                                              ========  ========

G. Preferred stock dividends

For the year ended December 31, 1999
   5% issued to France Telecom                               $     -   $ (101.9)
   5% redeemable preferred                                      (94.2)       -
                                                              --------  --------
                                                             $  (94.2) $ (101.9)
                                                              ========  ========


For the three months ended March 31, 2000
   5% issued to France Telecom                               $     -   $  (25.9)
   5% redeemable preferred                                      (24.0)       -
                                                              --------  --------
                                                             $  (24.0) $  (25.9)
                                                              ========  ========